UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):              March 27, 2008
Grubb & Ellis Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-52612 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:                714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on April 4, 2008, reporting our acquisition of Arboleda Apartments, located in Cedar Park, Texas, or the Arboleda property. We subsequently filed a Current Report on Form 8-K/A, Amendment No. 1, on May 19, 2008, in which we incorporated by reference the financial information for the Arboleda property required by Item 9.01 of Form 8-K to Supplement No. 5 dated April 24, 2008 to our prospectus dated December 19, 2007 and filed in Post-Effective Amendment No. 8 to our Form S-11 (File No. 333-130945), which was filed with the Securities and Exchange Commission on April 24, 2008. We are now filing this Current Report on Form 8-K/A, Amendment No. 2, to include the financial information required by Item 9.01 of Form 8-K in order to take advantage of recent amendments to Form S-11 that allow issuers to incorporate by reference information contained in reports filed pursuant to Section 13(a) or Section 15(d) under the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

			Page
(a)	Financial statements of businesses acquired.

	Arboleda Apartments

	I.	Independent Auditors’ Report	3

		Statement of Revenues and Certain Expenses for the Year Ended December 31, 2007	4

		Notes to the Statement of Revenues and Certain Expenses for the Year Ended December 31, 2007	5

(b)	Pro forma financial information.

	Grubb & Ellis Apartment REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2007 and for the Year Ended December 31, 2007	7

	II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007	8

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007	9

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2007 and for the Year Ended December 31, 2007	10

Independent Auditors’ Report

To the Board of Directors
Grubb & Ellis Apartment REIT, Inc.

We have audited the accompanying statement of revenues and certain expenses of Arboleda Apartments, or the Property, for the year ended December 31, 2007. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Arboleda Apartments for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
   KMJ Corbin & Company LLP

Irvine, California
April 9, 2008

Arboleda Apartments

Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2007

Year Ended
December 31, 2007

Revenues:
Rental and other property revenue	$1,632,000

Certain expenses:
Grounds maintenance	45,000
Building maintenance	101,000
Real estate taxes	296,000
Property management fees	69,000
Electricity, water and gas utilities	121,000
Insurance	69,000
General and administrative	649,000

Total certain expenses	1,350,000

Revenues in excess of certain expenses	$282,000

The accompanying notes are an integral part of the statement of revenues and certain expenses.

Arboleda Apartments

Notes to the Statement of Revenues and Certain Expenses
for the Year Ended December 31, 2007

Note 1.	Organization and Basis of Presentation

Organization — The accompanying statement of revenues and certain expenses includes the operations of Arboleda Apartments, or the Property, located in Cedar Park, Texas. The Property is a 312 unit residential apartment complex and was 95.8% leased as of December 31, 2007.

Basis of Presentation — The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statement of revenues and certain expenses is not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Apartment REIT, Inc. in the future operations of the Property have been excluded.

Note 2.	Summary of Significant Accounting Policies

Revenue Recognition — The Property leases multifamily residential apartments under operating leases generally with terms of one year or less. Rent and other income is recorded when due from residents and is recognized monthly as it is earned. Other income consists primarily of utility rebillings, other expense reimbursements, and administrative, application and other fees charged to residents.

Repairs and Maintenance — Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

Note 3.	Property Management Fees

During 2007, the owners of the Property contracted with a related party to manage the Property. Monthly fees paid for the property management services were the greater of 3.5% of gross revenues, or $4,000. For the year ended December 31, 2007, the Property incurred expenses of $69,000.

Note 4.	Commitments And Contingencies

Litigation — The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters — In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is

Arboleda Apartments

Notes to the Statement of Revenues and Certain Expenses
for the Year Ended December 31, 2007 — (Continued)

not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters — Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

Note 5.	Subsequent Event

On March 31, 2007, Grubb & Ellis Apartment REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $29,250,000, plus closing costs.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
as of December 31, 2007 and for the Year Ended December 31, 2007

The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical December 31, 2007 consolidated financial statements included elsewhere in this prospectus. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 is presented as if we acquired Arboleda Apartments, or the Arboleda property, on December 31, 2007. The Arboleda property was acquired using debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of December 31, 2007.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is presented as if we acquired The Park at Northgate Apartments, or the Northgate property, The Residences at Braemar Apartments, or the Braemar property, Baypoint Resort Apartments, or the Baypoint property, Towne Crossing Apartments, or the Towne Crossing property, Villas of El Dorado, or the El Dorado property, The Myrtles at Olde Towne, or the Myrtles property, The Heights at Olde Towne, or the Heights property, and the Arboleda property, or collectively the Properties, and obtained the Wachovia Loan on January 1, 2007. The Properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. In some cases, we secured debt financing on a property subsequent to acquisition. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of January 1, 2007.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations or financial position that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial position that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Apartment REIT, Inc.

Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of December 31, 2007

	Company	Acquisition of		Company
	Historical (A)	Arboleda Property (B)		Pro Forma

ASSETS
Real estate investments:
Operating properties, net	$220,390,000	$29,863,000		$250,253,000
Cash and cash equivalents	1,694,000	—		1,694,000
Accounts and other receivables	438,000	—		438,000
Restricted cash	3,286,000	124,000		3,410,000
Identified intangible assets, net	1,171,000	332,000		1,503,000
Other assets, net	1,835,000	254,000		2,089,000

Total assets	$228,814,000	$30,573,000		$259,387,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loan payables, net	$139,318,000	$17,651,000		$156,969,000
Unsecured note payables to affiliate	7,600,000	—		7,600,000
Line of credit	10,000,000	11,550,000		21,550,000
Accounts payable and accrued liabilities	4,388,000	75,000		4,463,000
Accounts payable due to affiliates, net	776,000	—		776,000
Security deposits and prepaid rent	675,000	88,000		763,000
Total liabilities	162,757,000	29,364,000		192,121,000

Commitments and contingencies

Minority interest of limited partner in Operating Partnership	1,000	—		1,000
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 300,000,000 shares authorized; 8,528,844 shares issued and outstanding	85,000	1,000(C	)	86,000
Additional paid-in capital	75,737,000	1,208,000(C	)	76,945,000
Accumulated deficit	(9,766,000)	—		(9,766,000)

Total stockholders’ equity	66,057,000	1,209,000		67,266,000

Total liabilities, minority interest and stockholders’ equity	$228,814,000	$30,573,000		$259,387,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Year Ended December 31, 2007

	Company	2007	Acquisition of		Company
	Historical (D)	Transactions (E)	Arboleda Property (F)		Pro Forma

Revenues:
Rental income and other property revenue	$12,705,000	$13,008,000	$1,632,000		$27,345,000

Expenses:
Rental expenses	6,223,000	7,431,000	1,346,000	(G)	15,000,000
General and administrative	2,383,000	914,000	226,000	(H)	3,523,000
Depreciation and amortization	5,385,000	4,969,000	1,206,000	(I)	11,560,000

Total expenses	13,991,000	13,314,000	2,778,000		30,083,000

Loss before other income (expense):	(1,286,000)	(306,000)	(1,146,000)		(2,738,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to note payables to affiliate	(204,000)	(1,218,000)	—		(1,422,000)
Interest expense related to mortgage loan payables and line of credit	(4,182,000)	(5,588,000)	(2,409,000	)(J)	(12,179,000)
Interest and dividend income	91,000	—	—		91,000
Other income, net	2,000				2,000

Loss from continuing operations	$(5,579,000)	$(7,112,000)	$(3,555,000)		(16,246,000)

Loss from continuing operations per share — basic and diluted	$(1.10)				$(2.00)

Weighted — average number of common shares outstanding — basic and diluted	5,063,942				8,112,032	(K)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
as of December 31, 2007 and for the Year Ended December 31, 2007

1.	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007.

(A) As reported in our balance sheet as of December 31, 2007 included in this prospectus.

(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Arboleda property. We have assumed the purchase price of $29,250,000, plus closing costs and acquisition fees, was financed through a 7-year, fixed rate, 5.36% per annum secured loan of $17,651,000, $11,550,000 in borrowings under a loan with Wachovia Bank, National Association, or Wachovia, and the remaining balance from the net proceeds from the issuance of approximately 136,595 shares of common stock from our initial public offering. An acquisition fee of $878,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $6,283,000 to land, $22,626,000 to building and improvements, $954,000 to furniture, fixtures and equipment, $236,000 to in place leases, and $96,000 to tenant relationships. The purchase price allocations are preliminary and are subject to change.

(C) The Arboleda property was acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of December 31, 2007.

2.	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007

(D) As reported in our statement of operations for the year ended December 31, 2007 included in this prospectus.

(E) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations from January 1, 2007 through the acquisition date of the Northgate property, the Braemar property, the Baypoint property, the Towne Crossing property, the El Dorado property, the Myrtles property, and the Heights property (properties acquired during the year ended December 31, 2007) as if these assets had been acquired as of January 1, 2007.

(F) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Arboleda property for the year ended December 31, 2007.

(G) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive, for its services in managing our properties, a monthly management fee of up to 4.0% of the gross cash receipts of the property. As a result, the amount reflects property management fees reflective of our current advisory agreement. Also, adjustments were made for an incremental property tax expense assuming the acquisition prices and historical property tax rate.

(H) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter. At the time of the acquisition of the Arboleda property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the year ended December 31, 2007.

(I) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 10 years. Depreciation expense on the portion of the purchase price allocated to furniture,

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)

fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 14 years. Amortization for in place leases is recognized using the straight-line method over the average remaining lease term of 6 months. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated useful life of 6 months. The purchase price allocations, and therefore depreciation expense, are preliminary and are subject to change.

(J) We assumed the Arboleda property was financed using various debt instruments as noted above in note (B). As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The Wachovia Loan is a variable rate loan. If interest rates increase by 0.125%, interest expense would increase by $14,000.

(K) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the transactions. The calculation assumes the transactions occurred on January 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.
Date: July 18, 2008	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer and President